For Immediate Release

FROM:

Encompass Fund

CONTACT:

Neal Amidei

415.472.0212

Marshall G. Berol

415.956.5566

ENCOMPASS FUND DECLARES FIRST DIVIDEND

(San Francisco, January 16) – Encompass Fund CUSIP 29256Q102 has declared an annual income distribution of $0.0323 per share, payable on December 26, 2006, to shareholders of record December 22, 2006. The ex-dividend date was December 26, 2006.

Reinvested dividend transactions were at $9.33 per share, the net asset value (NAV) on the ex-dividend date. This was the first dividend paid by the San Francisco-based fund. Encompass Fund was declared effective by the SEC on June 30, 2006.

Encompass Fund is a no-load capital appreciation fund, seeking long-term growth of capital. Current income is not a primary objective.

Encompass Fund invests in domestic and foreign equities of any market capitalization. The Fund’s current holdings range in market cap size from $12 million to $90 billion. The Fund’s present top ten equity holdings as of December 31, 2006 were:  DepoMed Inc., Northern Orion Resources Inc., Monmouth Capital Corporation, Lexington Corporate Properties Trust, Seabridge Gold Inc., Delcath Systems Inc., Teva Pharmaceutical Industries Ltd., Ashford Hospitality Trust Inc., Advantage Energy Income Fund, and Claude Resources Inc.

Shares of the Fund are not deposits or obligations of or guaranteed by any bank, are not insured by the FDIC or any other agency, and include investment risk, including possible loss of the principal amount invested.

This information does not constitute an offer to buy or sell shares of the Fund or any other security. The net asset value of the Fund will fluctuate with the value of the underlying securities. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. The prospectus containing this and other important information about Encompass Fund may be obtained by calling the transfer agent at 888.403.3457 or visiting the Fund’s website at http://www.encompassfund.com.